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                                                                       EXHIBIT 1
                             JOINT FILING AGREEMENT
                             ----------------------

          In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.001 per share, of BioSource International, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 20th day of January, 2000.

                              GENSTAR CAPITAL LLC


                              By: /s/ Jean-Pierre L. Conte
                                  --------------------------------
                              Name: Jean-Pierre L. Conte
                              Its:  Managing Member


                              GENSTAR CAPITAL PARTNERS II, L.P.

                              By:  Genstar Capital LLC, its general partner


                              By:  /s/ Jean-Pierre L. Conte
                                   -------------------------------
                              Name: Jean-Pierre L. Conte
                              Its:  Managing Member


                              STARGEN II LLC


                              By:  /s/ Jean-Pierre L. Conte
                                   -------------------------------
                              Name: Jean-Pierre L. Conte
                              Its:  Member


                              /s/ Jean-Pierre L. Conte
                              ------------------------------------
                              Jean-Pierre L. Conte


                              /s/ Jean-Pierre L. Conte
                              ------------------------------------
                              Jean-Pierre L. Conte
                              Attorney-in-fact for
                              Richard F. Hoskins

                              /s/ Jean-Pierre L. Conte
                              ------------------------------------
                              Jean-Pierre L. Conte
                              Attorney-in-fact for
                              Richard D. Paterson